                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
- ------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          MFS INTERMEDIATE INCOME TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No Fee required

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                       MFS(R) INTERMEDIATE INCOME TRUST
               500 Boylston Street, Boston, Massachusetts 02116


              Notice of the 1997 Annual Meeting of Shareholders
                        To be held on October 22, 1997

The 1997 Annual Meeting of Shareholders of MFS(R) Intermediate Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. on Wednesday, October 22, 1997, for the following purposes:

ITEM 1. To elect Walter E. Robb, III, Arnold D. Scott and Jeffrey L. Shames as Trustees of the Trust;

ITEM 2. To ratify the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1997; and


ITEM 3. To transact such other business as may come before the Meeting and any adjournments thereof.

         YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.


Only shareholders of record on August 25, 1997 will be entitled to vote at the Annual Meeting of Shareholders.


                                         STEPHEN E. CAVAN, Secretary and Clerk


September 5, 1997


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                       MFS(R) INTERMEDIATE INCOME TRUST

                               Proxy Statement


This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS(R) Intermediate Income Trust (the "Trust") to be used at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Wednesday, October 22, 1997, at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On August 25, 1997, there were outstanding 141,551,608 shares of the Trust. Shareholders of record at the close of business on August 25, 1997 will be entitled to one vote for each share held.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 5, 1997. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 9024, Boston, MA 02205-9824, or by telephone toll-free at (800) 637-2304.

ITEM 1 -- ELECTION OF TRUSTEES
Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of Walter E. Robb, III, Arnold D. Scott and Jeffrey L. Shames as Trustees of the class whose term will expire at the 2000 Annual Meeting of Shareholders (or special meeting in lieu thereof). Messrs. Robb, Scott and Shames are presently Trustees of the Trust.


The following table presents certain information regarding the Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he or she is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and has been affiliated with the investment adviser for more than five years.


                                                                                             SHARES OF
                                                                                            TRUST OWNED
                                                                                            BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION       FIRST BECAME      TERM              AS OF                 PERCENT
AND OTHER DIRECTORSHIPS(1)                                   A TRUSTEE     EXPIRING      AUGUST 21, 1997(2)        OF CLASS(3)
- ----------------------------------------------------      --------------------------     ------------------      ---------------
A. KEITH BRODKIN*, 62, Chairman, President and Trustee;
  Massachusetts Financial Services Company, Chairman,
  Chief Executive Officer and Chief Investment Officer.        1990          1998               851.0                 0.0006%

RICHARD B. BAILEY*, 70, Trustee; Private Investor;
  Massachusetts Financial Services Company, former
  Chairman and Director (prior to September 30, 1991);
  Cambridge Bancorp, Director; Cambridge Trust Company,
  Director.                                                    1988          1998               163.0                 0.0001%

MARSHALL N. COHAN, 70, Trustee; Private Investor.              1988          1999                25.0                 0.0000%

LAWRENCE H. COHN, M.D., 60, Trustee; Brigham and Women's
  Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery.                                1993          1998                 0.0                 0.0000%

THE HON. SIR J. DAVID GIBBONS, KBE, 70, Trustee; Edmund
  Gibbons Limited, Chief Executive Officer; The Bank of
  N.T. Butterfield & Son Ltd., Chairman.                       1988          1999                 0.0                 0.0000%

ABBY M. O'NEILL, 69, Trustee; Private Investor;
  Rockefeller Financial Services, Inc. (investment
  advisers), Director.                                         1992          1998                 0.0                 0.0000%

WALTER E. ROBB, III, 71, Trustee; Benchmark Advisors,
  Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office
  services), President; Landmark Funds (mutual funds),
  Trustee.                                                     1988          1997             1,266.4                 0.0009%

ARNOLD D. SCOTT*, 54, Trustee; Massachusetts Financial
  Services Company, Senior Executive Vice President,
  Director and Secretary.                                      1993          1997               292.0                 0.0002%

JEFFREY L. SHAMES*, 42, Trustee; Massachusetts Financial
  Services Company, President and Director.                    1993          1997                 0.0                 0.0000%

J. DALE SHERRATT, 58, Trustee; Insight Resources, Inc.
  (acquisition planning specialists), President.               1993          1998               335.0                 0.0002%

WARD SMITH, 66, Trustee; NACCO Industries (holding
  company), Chairman (prior to June 1994); Sunstrand
  Corporation (diversified mechanical manufacturer),
  Director.                                                    1992          1998                 0.0                 0.0000%
All Trustees and officers as a group                                                          2,932.4                 0.0021%


- --------------------
(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.


(3) Percentage of shares outstanding on August 21, 1997. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.

All Trustees serve as Trustees of 41 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except Messrs. Bailey, Scott and Shames, who serve as Trustees of 81 funds within the MFS complex, and Mr. Brodkin, who serves as Trustee of 101 funds within the MFS fund complex. Mr. Bailey and Mr. Brodkin are also directors of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"). MFS is a subsidiary of Sun Life of Canada (U.S.), which is a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada. Messrs. Brodkin, Scott and Shames are "interested persons" of the Trust because each person is an officer and director of MFS. Mr. Bailey is considered an "interested person" of the Trust because he is a director of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames each owns shares of common stock of MFS.


The Trust pays each Trustee who is not an officer of the Adviser a fee of $12,500 per year, plus $500 per meeting and $500 per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee who is not an officer of the Adviser will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.


                          TRUSTEE COMPENSATION TABLE

                                                                       RETIREMENT BENEFIT    ESTIMATED     TOTAL TRUSTEE FEES
                                                        TRUSTEE FEES   ACCRUED AS PART OF  CREDITED YEARS    FROM TRUST AND
TRUSTEE                                                FROM TRUST (1)  TRUST EXPENSE (1)   OF SERVICE (2)   FUND COMPLEX (3)
- -------                                                --------------  -----------------   --------------   ----------------
Richard B. Bailey ..................................      $17,000            $4,847              10             $247,168
A. Keith Brodkin ...................................        -0-               -0-               N/A               -0-
Marshall N. Cohan ..................................       19,500             9,400              14              149,258
Dr. Lawrence Cohn ..................................       18,500             2,862              18              136,508
Sir J. David Gibbons ...............................       18,500             7,822              13              136,508
Abby M. O'Neill ....................................       17,500             3,811              10              123,758
Walter E. Robb, III ................................       19,500             9,400              14              149,258
Arnold D. Scott ....................................        -0-               -0-               N/A               -0-
Jeffrey L. Shames ..................................        -0-               -0-               N/A               -0-
J. Dale Sherratt ...................................       19,500             3,012              20              149,258
Ward Smith .........................................       19,500             4,144              13              149,258

- ------------------
(1)  For fiscal year ended October 31, 1996.

(2)  Based on normal retirement age of 75.

(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $15 billion), except Messrs. Bailey, Scott and Shames, who serve as Trustees of 81 funds within the MFS fund complex, and Mr. Brodkin, who serves as Trustee of 101 funds within the MFS fund complex (having aggregate net assets at December 31, 1996 of approximately $38.5 billion).

      ESTIMATED ANNUAL BENEFITS PAYABLE BY THE TRUST UPON RETIREMENT (4)

         AVERAGE                                                    YEARS OF SERVICE
         TRUSTEE                   --------------------------------------------------------------------------------------
          FEES                        3                          5                          7                  10 OR MORE
         -------                   ------                     ------                     ------                ----------
        $15,300                    $2,295                     $3,825                     $5,355                 $ 7,650
         16,530                     2,480                      4,133                      5,786                   8,265
         17,760                     2,664                      4,440                      6,216                   8,880
         18,990                     2,849                      4,748                      6,647                   9,495
         20,220                     3,033                      5,055                      7,077                  10,110
         21,450                     3,218                      5,363                      7,508                  10,725

- ------------------
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

The Board of Trustees of the Trust met 7 times during its last fiscal year. The Board has a standing Audit Committee, composed of Messrs. Cohan, Robb, Sherratt and Smith, which met 4 times during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a standing Nominating Committee, composed of Ms. O'Neill and Messrs. Cohan, Cohn, Gibbons, Robb, Sherratt and Smith, who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust or the Adviser, to meet as necessary and recommend to the Board nominees for election as Trustees of the Trust. The Nominating Committee did not meet during the Trust's last fiscal year. The Nominating Committee has not adopted a policy regarding shareholder recommendations as to nominees.

REQUIRED VOTE. Approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.

ITEM 2 -- RATIFICATION OF SELECTION OF ACCOUNTANTS
It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Deloitte & Touche LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC and to provide certain other tax-related services (such as tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC) in respect of all or any part of the fiscal year ending October 31, 1997. Deloitte & Touche LLP has no direct or material indirect interest in the Trust.

Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.


REQUIRED VOTE. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.


INVESTMENT ADVISER
The Trust engages as its investment adviser MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

MANNER OF VOTING PROXIES
All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Robb, Scott and Shames as Trustees of the Trust (if still available for election) and ratification of the selection of Deloitte & Touche LLP as independent public accountants.


All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the Meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions nor broker non-votes have any effect on the outcome of the voting on the matter.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.


SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Trust on or prior to May 8, 1998.

SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that, during the year ended October 31, 1996, with the exception of Dr. Cohn, a Trustee of the Trust, who did not file on a timely basis one report involving the sale of shares of the Trust on December 5, 1995, all Section 16(a) filing requirements applicable to trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with. Dr. Cohn did not file on a timely basis one report involving the purchase of shares of the Trust on April 28, 1994 and June 28, 1994, respectively, and one report involving the reinvestment of dividends in additional shares of the Trust made during the Trust's fiscal year ending October 31, 1994.

ADDITIONAL INFORMATION
To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone or interview by Corporate Investor Communications, Inc. ("CIC") or its agents, as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the total cost of any such solicitations, if made by CIC or its agents, would be approximately $11,500.00 plus out-of-pocket expenses, and if made by any other party, would be nominal.


The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


September 5, 1997                                MFS INTERMEDIATE INCOME TRUST

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               MFS(R) INTERMEDIATE
                                  INCOME TRUST
                500 Boylston Street, Boston, Massachusetts 02116

                               MFS(R) INTERMEDIATE
                                  INCOME TRUST
                               500 Boylston Street
                           Boston, Massachusetts 02116



                                 Proxy Statement
                           For the 1997 Annual Meeting
                          of Shareholders to be held on
                                October 22, 1997

      THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                        MFS(R) INTERMEDIATE INCOME TRUST

        PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 22, 1997.

The undersigned hereby appoints JAMES R. BORDEWICK, JR., A. KEITH BRODKIN, STEPHEN E. CAVAN and W. THOMAS LONDON, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1997 Annual Meeting of Shareholders of MFS INTERMEDIATE INCOME TRUST, to be held at 500 Boylston Street, Boston, Massachusetts, on Wednesday, October 22, 1997, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

- -------------------------------------------------------------------------------
PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- -------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
- -------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                    With-   For All
                              For    hold    Except                                        For  Against  Abstain
1.) ELECTION OF TRUSTEES.     [ ]    [ ]      [ ]       2.) RATIFICATION OF SELECTION OF   [ ]    [ ]      [ ]
                                                            ACCOUNTANTS.

NOMINEES:
   WALTER E. ROBB, III, ARNOLD D. SCOTT AND JEFFREY L. SHAMES

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR
NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
THROUGH THAT NOMINEE'S NAME. YOUR SHARES WILL BE VOTED
FOR THE REMAINING NOMINEES.

Please be sure to sign and date this Proxy.    Date
- -----------------------------------------------------------------

Shareholder sign here-----------------------Co-owner sign here---     RECORD DATE SHARES:
